SUPPLEMENT TO THE PROSPECTUSES

                     CREDIT SUISSE INTERNATIONAL FOCUS FUND
        CREDIT SUISSE INSTITUTIONAL FUND - INTERNATIONAL FOCUS PORTFOLIO
               CREDIT SUISSE TRUST - INTERNATIONAL FOCUS PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

The Credit Suisse International Equity Team (see biographies below) is responsible for the day-to-day management of the funds. The current team members are Neil Gregson and Tom Mann. Mr. Gregson and Mr. Mann are co-lead portfolio managers of the funds, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management. Nancy Nierman and Emily Alejos are no longer members of the team.

Team Member Biographies

NEIL GREGSON, Managing Director of Credit Suisse Asset Management Limited (U.K.) ("Credit Suisse (U.K.)"), is chief investment officer for equities in Emerging Europe, the Middle East, and Africa. He joined Credit Suisse (U.K.) in 1991. He holds a BSc. in mining engineering from Nottingham University.

TOM MANN, Vice President, is a portfolio manager within the European Equities team. He joined Credit Suisse (U.K.) in May 2001 from Goldman Sachs Asset Management, where he worked on international equity portfolios within their Quantitative Resources area. Prior to working at Goldman Sachs, he worked as a portfolio analyst in Credit Suisse (U.K.)'s product control area. He graduated in 1994 from the University of Cape Town with a Bachelor of Business Science (Honours) degree in Business Finance. He is a CFA Charterholder.

Dated: December 4, 2006                                    16-1206
                                                           for
                                                           INTFUNDS-PRO-CMN
                                                           INT-PRO-ADV
                                                           INT-PRO-LOAD
                                                           INSTINT-PRO
                                                           TRINT-PRO
                                                           2006-060